EMPLOYEE COSTS AND PURCHASE OF GOODS AND SERVICES (Tables)	12 Months Ended
Dec. 31, 2021
EMPLOYEE COSTS AND PURCHASE OF GOODS AND SERVICES
Schedule of employee costs and purchase of goods and services

	2021	2020	2019
Employee costs	$858.0	$835.0	$908.4
Less employee costs capitalized to property, plant and equipment and to intangible assets	(172.0)	(200.0)	(210.2)
	686.0	635.0	698.2
Purchase of goods and services[1]:
Royalties, rights and creation costs[2]	749.5	651.0	662.7
Cost of products sold	513.5	476.0	415.3
Service contracts	193.9	197.3	158.2
Marketing, circulation and distribution expenses	85.7	80.8	106.7
Other	352.2	323.1	369.8
	1,894.8	1,728.2	1,712.7
	$2,580.8	$2,363.2	$2,410.9
[1]

Cost of inventories included in purchase of goods and services amounted to $862.3 million in 2021 ($744.4 million in 2020 and $721.8 million in 2019). Write-downs of inventories totalling $7.3 million were recognized in purchase of goods and services in 2021 ($6.9 million in 2020 and $6.3 million in 2019).

[2]

In 2021, the Corporation reviewed the allocation of the value of the rights attached to the various components of its contract for National Hockey League (“NHL”) games to better reflect the economic benefits arising from them. In addition, the beginning of the 2020/2021 season was postponed from 2020 to 2021 and the season was also shortened. These changes had the effect of altering the timing of recognition in income of the NHL content rights. The cost of NHL rights therefore increased by $26.6 million in 2021 as compared to 2020.